UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 16, 2006

POINT CENTER MORTGAGE FUND I, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51794	16-1704525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30900 Rancho Viejo Road,  Suite 100
San Juan Capistrano, California 92675
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 661-7070

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm.

On November 16, 2006, Point Center Financial, Inc., as the managing member (the "Manager") of Point Center Mortgage Fund I, LLC (the “Fund”) dismissed James J. Fuchs, CPA ("Fuchs") as the independent registered public accounting firm for the Fund.

The reports of Fuchs on the Fund's financial statements for the years ended December 31, 2005 and 2004 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2005 and 2004 and through November 16, 2006, there have been no disagreements with Fuchs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Fuchs would have caused Fuchs to make reference thereto in its reports on the Fund's financial statements for such years.

During the years ended December 31, 2005 and 2004, and through November 16, 2006, there have been no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K, with respect to the Fund.

The Manager provided Fuchs with a copy of the foregoing disclosures, and requested that Fuchs furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished by Fuchs in response to that request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On November 16, 2006, the Fund engaged David Allen Duner, CPA (“Duner") as the Fund's independent registered public accounting firm for the year ended December 31, 2006. During the years ended December 31, 2005 and 2004, and through November 16, 2006, neither the Fund nor anyone acting on behalf of the Fund consulted Duner regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibits relating to Item 4.01 are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from James J. Fuchs, CPA dated November 16, 2006, regarding change in independent registered public accounting firm for Point Center Mortgage Fund I, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POINT CENTER MORTGAGE FUND I, LLC

	By:	Point Center Financial, Inc., Its sole manager

Date: November 16, 2006	By:	/s/ M. Gwen Melanson
M. Gwen Melanson
Chief Financial Officer